UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2013

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)
15770 Dallas Parkway, Suite 1290, Dallas, TX	75248
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of SWK Holdings Corporation, a Delaware corporation (the “Company”), was held on Wednesday, September 18, 2013, in Dallas, Texas. The results of the matters submitted to a vote of the stockholders at the meeting were as follows:

(a) Votes regarding the election of the persons named below as Directors for a term expiring in 2016 were as follows:

	FOR	WITHHELD	BROKER NON-VOTES

William T. Clifford	22,522,800	4,102,853	12,624,693
J. Brett Pope	25,035,061	1,590,592	12,624,693

(b) Votes regarding the ratification of the appointment of Burr Pilger Mayer Inc. as independent auditors of the Company for the fiscal year ending December 31, 2013 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

38,911,627	247,326	91,393	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK HOLDINGS CORPORATION

By:	/s/ J. BRETT POPE
J. Brett Pope
Chief Executive Officer

Date: September 20, 2013

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